UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2005

Hutchinson Technology Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-14709	41-0901840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota		55350
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(320) 587-3797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 21, 2005, we issued a press release, which is furnished as Exhibit 99 hereto.

The press release includes presentations of non-GAAP financial information concerning (i) net income and net income per share for fiscal 2005 periods excluding a tax benefit resulting from a refund, with interest, of certain Minnesota corporate income taxes paid for the years 1995 through 1999 and the reversal of a related tax reserve, offset in part by an adjustment to the carrying value of net operating loss carryforwards and (ii) net income and net income per share for fiscal 2004 periods excluding a tax benefit resulting from a reversal of certain reserves related to the future tax benefits of net operating loss carryforwards. For each non-GAAP measure, the press release also provides the most directly comparable GAAP measure and a reconciliation of the non-GAAP measure to the GAAP measure. Management believes that the non-GAAP measures provide useful information to investors regarding our results of operations and financial condition because they eliminate unusual items impacting earnings and facilitate a more meaningful comparison and understanding of our operating performance for the current, past and future periods. Management uses these non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance.

Item 8.01 Other Events.

On July 15, 2005, our board of directors approved an expansion of our manufacturing facility located in Eau Claire, Wisconsin. We plan to add up to 70,000 square feet to our manufacturing facility and expect the expansion to cost between $25 million and $30 million. The expansion will be financed through our existing cash balances and securities available for sale. We currently expect to complete this expansion in July 2006.

This current report on Form 8-K contains forward-looking statements regarding our Eau Claire, Wisconsin manufacturing facility and funding of capital expenditures. We do not undertake to update our forward-looking statements. These statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of changes in required investment to expand our manufacturing facility and other factors described from time to time in our reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99 Press Release dated July 21, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hutchinson Technology Incorporated

July 21, 2005	By:	John A. Ingleman

Name: John A. Ingleman
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release dated July 21, 2005